SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

BESTGOFER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56485	82-5296245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Nisan Beck St.

Jerusalem, Israel 91034

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (972) 03-9117987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by BestGofer, Inc. (the “Company”) with the Securities and Exchange Commission on April 14, 2026 (the “Original 8-K”), which reported under Item 4.01 the dismissal of Barton CPA PLLC (“Barton”) and the appointment of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm.

This Amendment is being filed to report that the Company has reversed its decision to change auditors. The engagement with Sadler Gibb has been terminated effective April 14, 2026, and Barton CPA PLLC has been reappointed as the Company’s independent registered public accounting firm effective as of the same date. The Company determined that it was in the best interest of the Company and its shareholders to continue the existing relationship with Barton, who is familiar with the Company’s operations and has served as auditor since 2023.

Item 4.01Changes in Registrant’s Certifying Accountant.

(a) Termination of Sadler, Gibb & Associates, LLC

On April 14, 2026, the Board of Directors of the Company terminated the engagement of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm. Sadler Gibb was appointed on April 8, 2026 as reported in the Original 8-K but did not issue any audit or review reports on the Company’s financial statements during the engagement period.

During the period of Sadler Gibb’s engagement (April 8, 2026 through April 14, 2026), there were no disagreements between the Company and Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during this period.

(b) Reappointment of Barton CPA PLLC

On April 14, 2026, the Board of Directors reappointed Barton CPA PLLC (“Barton”), PCAOB Firm ID 6968, as the Company’s independent registered public accounting firm, effective immediately. Barton previously served as the Company’s auditor from 2023 through April 8, 2026, and audited the Company’s financial statements for the fiscal years ended November 30, 2025 and November 30, 2024.

The Company has authorized Barton to respond fully to the inquiries of any successor auditor, if applicable.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BestGofer, Inc.

Date:	April 14, 2026	By:	/s/ Mohammad Hasan Hamed
		Name:	Mohammad Hasan Hamed
		Title:	President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer